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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                 Date of Earliest Event Reported: April 12, 2003

                   Entertainment Technologies & Programs, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                                   333-56592                                   87-521389
--------------------------------            -------------------------------            --------------------------------
 (State or other jurisdiction                   Commission File Number                        (I.R.S. Employer
      of incorporation or                                                                    Identification No.)
         organization)

                          17300 Saturn Lane, Suite 111
                              Houston, Texas 77058
          (Address of principal executive offices, including zip code)


                                 (281) 486-6115
              (Registrant's telephone number, including area code)



Item 1. Changes in Control of Registrant

None.


Item 2. Acquisition or Disposition of Assets

None.


Item 3. Bankruptcy or Receivership

None.


Item 4. Changes in Registrant's Certifying Accountant

None.


Item 5. Other Events

         As previously disclosed on Form 10-K filed with Securities and Exchange Commission on January 16, 2003, the Company was sued by and a final judgment was rendered in favor of Vincent Schappell in the matter of Vincent Schappell d/b/a All Prime Entertainment v. Entertainment Technologies & Programs, Inc. (Cause No. 773,241). On April 28, 2003, the Company satisfied this judgment through payment of the liability with proceeds from a loan to the Company in the same amount from its Director, Gabriel Albert Martin.

         As previously disclosed on Form 10-K filed with Securities and Exchange Commission on January 16, 2003, the Company was sued by Market News Alert on or about April 25, 2001. On April 12, 2003, the Company entered into a settlement agreement with Market News Alert in the matter of Market News Alert v. Entertainment Technologies & Programs, Inc., Cause No. 2001-56974.

         On April 24, 2003, the Board of Directors of the Company unanimously approved the appointment of Edward Martin to fill the vacant Class II board seat. Mr. Edward Martin, son of Gabriel Albert Martin, will serve as a nominee of Gabriel Albert Martin, who, in conjunction with his recent loans to the Company, received the right to nominate a director to fill this vacant seat.

         On May 21, 2003, George C. Woods voluntarily tendered his resignation as Chief Executive Officer, President and Chief Financial Officer of the Company, effective 5:00 p.m. on May 30, 2003, in order to pursue other interest. The Board of Directors accepted his resignation and appointed Kevin P. Regan, a director of the Company, President and Chief Executive Officer, effective May 30, 2003. Mr. Woods shall remain involved with the Company as a member of its a Board of Directors. Mr. Woods currently serves a Class II Director and is a nominee to the Board of Directors of Gabriel Albert Martin. In addition to his role as Chief Executive Officer and President, Mr. Regan will also continue in his capacity of a Class III Director of the Company as a nominee of Gabriel Albert Martin.

         Mr. Regan is a co-founder and managing member of Genesis Financial Group, L.L.C., a consultant to us since August of 2000. Genesis is a boutique merchant banking operation focused on the delivery of specialized corporate finance, merger & acquisition and financial restructuring services to small and middle market companies. Mr. Regan has extensive experience in the creation and implementation of corporate finance, mergers & acquisitions, and operational management strategies, across many different industries, in both public and private companies. In addition to serving as a Director of the Company, Mr. Regan serves on the Board of Directors of Powers Industrial Group, Inc., CasinosUSA, Inc., and is an Advisory Board member to NuTEC Environmental Corporation. Mr. Regan is a graduate of the University of Houston, where he earned a B.S. in Economics.


Item 6. Resignation of Registrant's Directors

 None.


Item 7. Financial Statements and Exhibits

(c) Exhibits - Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   ENTERTAINMENT TECHNOLOGIES & PROGRAMS, INC.



Date: June 2, 2003                     By: /s/ Kevin P. Regan
                                          ------------------
                                          Kevin P. Regan
                                          Chief Executive Officer and President





                                     EXHIBIT

                                  PRESS RELEASE

   ETPI Announces Resignation of George C. Woods, Continues on Board of
               Directors; Resolution of Two Litigation Matters

HOUSTON - (Business Wire) - May 28, 2003 - It is with great regret and sincere appreciation for his contribution and service to the company that Entertainment Technologies & Programs, Inc. (OTCBB: ETPI), announced today that the Board of Directors has accepted the resignation of George C. Woods, as Chief Executive Officer, President and Chief Financial Officer. Mr. Woods stated that it was his desire to pursue new challenges in corporate turnaround opportunities now that the company was headed in the right direction. His resignation will be effective at the end of the month.

"I feel very confident about the progress the company has achieved in a relatively short period of time, given its poor condition when I arrived. While I was at the helm, much of the credit goes to the employees of the company who believed in what I was trying to accomplish and the changes I implemented," said Mr. Woods. "I look forward to continuing my involvement with the company through my continued membership on the Board of Directors and working with Mr. Regan in anyway to continue the trends I have set in place that will make this a growing and consistently profitable company for the benefit of our shareholders."

Mr. Kevin P. Regan, who has served as a consultant to the company since August 2000 and has been a member of its Board of Directors since January 2002, was elected by the Board of Directors to succeed Mr. Woods in the positions of Chief Executive Officer and President.

"Based on Mr. Woods' track-record for corporate turnarounds, he was originally brought into the company to help restore what was a very mismanaged business that was spiraling out of control. After our latest quarterly results, I think it is safe to say that he has been very successful. He has been an invaluable asset to the company since he took over in 2001, steering the company through a very turbulent period and successfully restoring it operations. He has resolved many of the outstanding litigation matters that the company was saddled with from its previous management and restored the company's credibility with its military customers. His leadership will be greatly missed." stated, Kevin Regan, a director of the company and newly appointed Chief Executive Officer and President.

In other news, on April 24, 2003, the Board of Directors approved the appointment of Edward G. Martin to fill the vacant Class II board seat. Mr. Edward G. Martin, son of Gabriel Albert Martin, will serve as a nominee of Gabriel Albert Martin, who, in conjunction with his recent loans to the Company, received the right to nominate a director to fill this vacant seat.

During the month of April, the company also resolved two litigation matters. As previously disclosed on Form 10-K filed with Securities and Exchange Commission on January 16, 2003, the Company was sued by and a final judgment was rendered in favor of Vincent Schappell in the matter of Vincent Schappell d/b/a All Prime Entertainment v. Entertainment Technologies & Programs, Inc. On April 28, 2003, the Company satisfied this judgment through payment of the liability with proceeds from a loan to the Company from its Director, Gabriel Albert Martin. In addition, on April 12, 2003, the Company entered into a settlement agreement with Market News Alert in the matter of Market News Alert v. Entertainment Technologies & Programs, Inc.

About Entertainment Technologies & Programs

Entertainment Technologies & Programs, Inc. (www.etpinc.net) is a full-service supplier of entertainment management services and products to the United States Military, through its two Non-Appropriated Funds ("AFNAF") contracts. Through its wholly-owned subsidiary, NiteLife Military Entertainment, Inc., the company manages over 90 entertainment systems on approximately 32 U.S. military bases worldwide. In addition, the Company, through its wholly-owned subsidiary, Performance Sound & Light, Inc., sells professional sound,, lighting and security video equipment to its military and civilian customers.

This release contains statements that constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical information or statements of current condition and are generally preceded by the words such as "plans," "expects," "believes," "anticipates," or "intends." These statements appear in a number of places in this release and include statements concerning the parties' intent, belief or current expectations regarding future events and trends affecting the parties' financial condition or results of operations. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those in the forward-looking statements as a result of various factors. Some of these factors are described in the Form SB-2 registration statement which was filed by ETPI with the Securities and Exchange Commission on March 19, 2002. Although management of the parties believe that their expectations reflected in the forward looking statements are reasonable based on information currently available to them, they cannot assure you that the expectations will prove to have been correct. Accordingly, you should not place undue reliance on these forward-looking statements. In any event, these statements speak only as of the date of this release. Except to the extent required by law, the parties undertake no obligation to revise or update any of them to reflect events or circumstances after the date of this release, or to reflect new information or the occurrence of unanticipated events.